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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report: (Date of earliest event reported): September 17, 1997

                          Post Apartment Homes, L.P
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               (Exact name of Registrant as Specified in Charter)

           Georgia                     0-28226                  58-2053632
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(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
     of Incorporation)                                      Identification No.)


3350 Cumberland Circle, Atlanta, Georgia                           30339
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(Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (770) 850-4400




                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5. Other Events

         On August 4, 1997, Post Properties, Inc. ("Post"), the general partner of the Registrant announced that it has entered into a definitive agreement and plan of merger (the "Merger Agreement") with Columbus Realty Trust, a Texas real estate investment trust ("Columbus"), pursuant to which Columbus would be merged into a wholly owned subsidiary of Post.

         If the Merger is consummated, each outstanding common share of beneficial interest, par value $.01 per share, of Columbus will be converted into the right to receive 0.615 shares of common stock of Post, par value $.01 per share ("Post Common Stock"), with cash being paid in lieu of fractional shares of Post Common Stock. The Merger is subject to the satisfaction or waiver of certain conditions, including (i) approval of the Merger Agreement by the shareholders of Post and Columbus, (ii) approval of the listing of the shares of Post Common Stock to be issued to the shareholders of Columbus in the Merger on the New York Stock Exchange, (iii) the receipt by each of Post and Columbus of an opinion of counsel, dated as of the closing date of the Merger (the "Closing Date"), that, for such party's taxable year ended December 31, 1993 and all subsequent taxable years ending on or before the Closing Date, such party was organized and has operated in conformity with the requirements for qualification as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code") and (iv) the receipt by each of Post and Columbus of either (A) a ruling by the Internal Revenue Service or (B) an opinion of counsel dated as of the Closing Date to the effect that the Merger should qualify as a reorganization under the provisions of the Secton 368(a) of the Code and that the surviving company will constitute a "qualified REIT subsidiary" under Section 856(i) of the Code.

        Based on the closing stock price of the Registrant on August 1, 1997, the transaction values Columbus at approximately $600 million, including debt and other liabilities. Following the Merger, Post will be the largest multi-family REIT concentrating on the development of upscale multi-family apartment homes in the major metropolitan markets of the Southeast and Southwest, with a total market capitalization of approximately $2.2 billion.

        On September 3, 1997, Post filed a Registration Statement on
Form S-4 (the "Form S-4") relating to the merger, which contained a Joint Proxy Statement/Prospectus, with the Securities and Exchange Commission. The Securities and Exchange Commission has indicated that the Form S-4 will not be subject to review. Post and Columbus expect to mail the Joint Proxy Statement to their shareholders on or about September 24, 1997 and to hold their special shareholders meetings on October 24, 1997. The closing of the Merger is expected to take place on October 24, 1997. However, the consummation of the Merger is subject to the approval of the shareholders of Post and Columbus and other customary conditions and there can be no assurance that the Merger will be consummated at the end of October 1997, if at all.

        If the Merger is not consummated for any reason, Post will continue to execute its strategic objective of being a leading apartment owner and developer in major Sunbelt markets. To the extent such opportunities are available, it would likely consider other potential combinations with public of private apartment owners that the Board of Directors of Post and management believe add value and enhance the future earnings of Post and otherwise are in the best interests of shareholders of Post.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.



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         (c)      Exhibits.

                  Exhibit 2   -     Agreement and Plan of Merger, dated as of
                                    August 1, 1997, among Post Properties, Inc.,
                                    Post LP Holdings, Inc. and Columbus Realty
                                    Trust (incorporated by reference to the
                                    Current Report on Form 8-K of the Registrant dated as of August 4, 1997).

                  Exhibit 23  -     Consent of Ernst & Young LLP

                  Exhibit 99.1  -   Financial Statements of Acquired Company

                    The following financial statements of Columbus, together with the independent auditors' report on certain of such financial statements:

                    (i) Consolidated Balance Sheets as of December 31, 1996 and December 31, 1995

                    (ii) Consolidated Statements of Operations For the Years Ended December 31, 1996, 1995 and 1994

                    (iii) Consolidated Statements of Shareholders' Equity for the Years Ended December 31, 1996, 1995 and 1994

                    (iv) Consolidated Statements of Cash Flows for the Years Ended December 31, 1996, 1995 and 1994

                    (vi)     Notes to Consolidated Financial Statements

                    The following financial statements of Columbus:

                    (vii) Consolidated Balance Sheets as of June 30, 1997 and December 31, 1996

                    (viii) Consolidated Statements of Operations For the Three and Six Months Ended June 30, 1997 and 1996

                    (ix) Consolidated Statements of Cash Flows for the Six Months Ended June 30, 1997 and 1996

                    (x)      Notes to Consolidated Financial Statements

                  Exhibit 99.2  -   Pro Forma Financial Information

                    The following pro forma consolidated financial information of Post:

                    (i) Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1997

                    (ii) Unaudited Pro Forma Combined Statements of Operations For the Six Months Ended June 30, 1997 and the Year Ended December 31, 1996

                    (iii) Notes to Unaudited Pro Forma Balance Sheet and Statement of Operations


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          POST APARTMENT HOMES, L.P.
                                          (Registrant)

                                          By: POST PROPERTIES, INC.
                                              as general partner


Date: September 17, 1997                     By: /s/ John A. Williams
                                                --------------------------------
                                                John A. Williams
                                                Chairman of the Board,
                                                Chief Executive Officer
                                                and Director
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                                INDEX TO EXHIBITS


Exhibit           Number and Description

   2 Agreement and Plan of Merger, dated as of August 1, 1997, among Post Properties, Inc., Post LP Holdings, Inc. and Columbus Realty Trust (incorporated by reference to the Current Report on Form 8-K of the Registrant dated as of August 4, 1997).

  23              Consent of Ernst & Young LLP

  99.1            Financial Statements of Acquired Company

  99.2            Pro Forma Financial Information